Exhibit 99.1

FARMER BROS. CO.

2008 ANNUAL STOCKHOLDERS MEETING TRANSCRIPT

DECEMBER 11, 2008

PRESENTATION by Roger M. Laverty, III, Chief Executive Officer

What I’d like to do today is talk a little bit about Farmer Bros. in the strategic context of what we’ve been doing.  And I know everybody has seen the latest press release where we announced that we have signed a definitive agreement to purchase the DSD business of Sara Lee, essentially doubling our size.  And I know people really want to talk about that.  But before we get to that, I think it’s really important to put that in the context of our overall strategy.  How have we analyzed our Company, our strengths, our opportunities… what have we put down in terms of our strategic goals that we’re pursuing every day when we come to work?  And what are the strategies that come out of those goals?  How are we going to achieve these goals?  What are we going to do?  And I think if you understand our strategy and our business focus, the plan that brings us to work every day that is now being rolled out to all 1,200, soon to be 2,000 Farmer Bros. associates, you’ll see that the Sara Lee transaction fits right in with that plan.

And we do have a plan.  It’s critical for any company to have a plan – to have a roadmap of where we’re going.  And then when an opportunity like this comes along, you know where that fits on the roadmap and how it will ultimately get you closer to your goals - to your destination.  So today, we’re going to talk about our plan.  And our plan, as you will see, is about building on Farmer Bros.’ strengths, building on our history.  It’s building on our founder’s vision for this Company.  And we’ll talk about the progress today, the core of business growth, the Farmer Bros. growth, before we talk about Sara Lee.  What have we done?  What initiatives have we put in place?  What are the key strategies we’ve been developing?  We’ll talk about profitability enhancement.  I know everybody followed the profitability of the Company in the last couple of years.  It has not matched the level of profitability the Company had prior to those years.

In the broadest terms, what we’re doing in this fairly tough environment, as everybody knows, is to try to increase the profitability of the Company and by doing so, to benefit our shareholders.  We’ll talk about the development of CBI.  This was an acquisition we talked about last year.  We talked about the importance of that in adding capabilities to Farmer Bros. portfolio of products.  And we’ll update everybody on what we’ve done in the past year to achieve those objectives.  And then, once we get the framework and the picture of what we’re doing, we’ll talk about this once in a lifetime opportunity that everybody here at Farmer Bros. is truly excited about, truly an opportunity to match us up with someone who is like us in many respects, and to become a real powerhouse in our industry.

You start with your mission statement.  While this is just a short statement, there are some key elements that really find their way into everything we do, down to our route business, to our headquarters operations our sales force – how we present ourselves to our customers.   “We sell great coffee, allied products and equipment and provide superior service one customer at a time”  We’ve always sold great coffee.  We also sell great allied products.  Some of those we make, some of those we buy, but our reputation is behind those products as it is behind our coffee.  We sell equipment and we provide superior service – one customer at a time.  Now, the one customer at a time piece folds into our ultimate strategies because we touch our customers. Unlike a lot of distributors today, unlike a lot of big companies that are anonymous to their customers, we touch our customers every day.  In our routes, in our sales force, we’re there, we’re there to help them and make them successful.  So that’s our mission.  From our mission come our goals.  These are not annual budgets.  These are our general goals.  Where do we want to go with our Company?  Well, we want to build on our mission and the foresight of our founders.  They left us a Company that has a tremendous tradition.  A tradition among our customers, a tradition among our employees, that was far ahead of its time in terms of how they went to market, how they supported their customers, creating this direct customer delivery infrastructure that has really been second to none in the industry.  So as we move forward and build strategies, we want to build on those strengths.  We want to build on who Farmer Bros. is and just add to that.  This is not about changing or refocusing.  It’s building on the strengths and the vision of our founders.  And then ultimately, we want to exceed the expectations of our customers.  We’re in this business to serve customers.  Customers are free to choose.  There are competitors in the marketplace.  There are competitors in every market we’re in.  And our customers are free to choose.  But if we exceed their expectations every time we touch them, and we touch them more often than any competitor, that I think will inure to the ultimate success of our operation.

We want to provide an outstanding return to our Shareholders.  Now, we’re all experiencing today unique economic times, to be polite about it.  We’re pleased that Farmer Bros.’ stock price has maintained in a time when we see many of our competitors and other companies doing significantly worse.  This is an investment that can provide returns to our shareholders over the long term and maintain value in the face of the economic times that we face today.

We’ve got our mission and we’ve got our goals.  Next we want to put together a core set of strategies, business strategies, plans that we’re going to use to achieve those goals.  In order to do that, we have to do a self-analysis.  We have to take a look at our Company and understand what is known, in the lingo, as the SWOT or the strengths, weaknesses, opportunities and threats.  Some of these analyses are internal, taking a hard look, being introspective.  Being honest.  What are our real strengths?  Where are the weaknesses?  And weaknesses aren’t a bad thing.  All weaknesses are, when you identify them, just something to work on.  And something to make strengths.  Then you’ve got to look outside Farmer Bros. and see where are our opportunities in the marketplace?  What’s the world doing?  And given our strengths, what opportunities can we take advantage of?  And then the final piece is threats because we’re not immune to the current economic climate.  We’re not immune to what’s going on in the world, but if we understand those threats, we can work to minimize them and their impact on our business and our shareholders.

Our strengths.  At Farmer Bros., the longer I’ve been here, the more I see it: it’s the dedication, the commitment, the belief in our employees, in the vision of our Company to be able to service our customers, to provide to our customers not only the products but the service they need to grow their businesses.  That is the key to our success.  We have distribution in over 30 states.  This goes back to the vision of our founders.  Building this Company by following our customers east.  We built outposts as we went, and kept building on that.  Then we developed the infrastructure to serve those outposts in the most efficient way that we possibly could, with an equipment and service network.  Today in our sector, equipment is a big piece of our business.  Our customers require equipment, and they require service.  Coffee is a whole lot more than just the ground product that you get in a bag, whether you buy it at a supermarket or whether you buy it at a specialty coffee store, or whether you get it delivered.  Ultimately coffee is the perfect cup that the ultimate consumer drinks.  In order to get that perfect cup to the consumer, a lot more goes into it than just selling them ground or whole bean coffee.  It’s the service, it’s the training, it’s making sure the equipment is working property, that the grind is proper — all the elements that go into that perfect cup of coffee.  We do that better than anybody.  Most other coffee companies outsource this piece of their business to a third party.  That’s a critical piece of our business to dump on someone else.  We don’t believe in that at Farmer Bros.  We do it ourselves.  We do it better than anybody.

We have a industry reputation for quality and service.  There are so many customers, I can’t count them, that say, “I’ll never buy coffee from anybody else except Farmer Bros.”  And part of it is the quality of the product.  Part of it is they can count on that Farmer Bros. salesman or saleswoman to be there and help them serve their customers and grow their business.  We have available capacity, both in our plants here in Torrance and at CBI in Portland.  We’ll talk about the capacity we get with this new transaction.  So we can add customers, we can add products, we can add services to provide a broader range of overall benefits to our customers.  We have the capital resources, unlike a lot of companies today, to do it, although we have to manage them carefully in this environment.  We have the capital resources to make this happen.

Weaknesses:  Like I said, weaknesses aren’t something to be ashamed of.  They are just something that you can improve on.  One our weaknesses is that it is a long way from our plant in Torrance, California to Charlotte, North Carolina.  It is expensive to get there.  So there is a weakness: we have a lot of costs to get our products to the customers as we move east.  We needed figure out a way to make that not a weakness.  There are key geographical areas, that up till now have not been covered.  The northeast, southeast, some areas in the midwest, where because of expense from Torrance to get there, we have not covered.  And as the market has changed, we hear more and more from our customers, especially the larger ones, “We’d do business with you, but you don’t cover my entire network of stores.  And I need someone that covers my entire network of stores.”  So it’s a weakness particularly to sell to the larger national customer.  We have been building our sales force over the last couple of years to call on mid-sized, regional and some larger customers to add to our portfolio of customers in what we do.  And we’re making progress on that, but we still didn’t cover all the markets.  And its an area that we were looking to enhance and improve our capabilities.

Our key brands needed revitalization.  This is almost done, frankly.  This has been an issue we’ve been working on for the last several years.  You’ve seen the new packaging.  You can see it on display here.  You’ve seen how we’ve enhanced our manufacturing capability to add freshness, to add shelf life… really not to change our product, just to make sure that when it gets to the customer, it’s absolutely as good as it possibly can be.  This is one of those weaknesses that may fall off the list as we go forward.

Fixed costs have increased and there has been no growth in unit sales.  The biggest challenge that Farmer Bros. has had in the recent past is that our top line growth has stalled both in terms of dollars, and especially in terms of pounds of coffee sold.  As that unit growth has stalled, and in some cases, been negative, it puts tremendous pressure on our overhead.  When units sales go down, the costs that we have - the plant, the equipment, headquarters staff, everything that is necessary to serve our customers  – are spread over a much smaller number of units.  It’s a tough situation to work your way out of unless you can grow the top line, and unless you can grow the units.

Opportunities.  We have opportunities to expand geographic coverage.  We had our expansion plan before this latest opportunity presented itself.  It is part of our core plan to expand our geographic coverage and channel distribution.  Channel distribution means expand the type of customers we go after.  Make a presence in healthcare.  Make a presence in hospitality.  Make a presence in some other customer channels that we have not focused on.  Add new products and services.  Some of these new customers require new products.  We’ve been growing our liquid coffee business in the past year.  I think last year we had about a million dollars in revenue in liquid coffee, and for large institutional users of coffee, convention centers, casinos, hospitals, etc., it’s an appropriate product – something they need.  So we’ve been working on things like that.

Another opportunity is to develop route and customer profitability metrics.  One of the things we have been working on and we’re getting much closer to achieving, is being able to look at every route we have in the system, every branch we have in the system, and measure it against the others.  Not from the standpoint of being critical, but from the standpoint of asking, “What is the best?”  And benchmarking all of our route operations against that.  Why is it that one route is more profitable than another?  Help us understand.  How can we train our people to be the best operators, the best branch managers, the best route drivers, and spread that throughout the system?  And to do that, you need a score card.  You need a way to look at it and understand it.  It’s not subjective, it’s objective, so we’re working on putting in the capability to do that.  Part of that is enhancing training the sales function.  Our people are our most important resource, and I firmly believe that.  So one of things the Company should do is invest in that resource.  And one of the ways you invest in your people is providing them with the skills and expertise and knowledge to do their jobs even better.  We’ve been working very hard to put together the programs to enhance our training skills, our management skills in the office and our sales skills in the field.

A key opportunity is to shrink the supply chain.  Figure out a way as we go to Charlotte, as we go to Cincinnati, as we go to Nashville to deliver product less expensively.  Does that mean we need to have a new distribution center, a new plant, some way to not have to go from Torrance all the way across the country?

Threats.  The economy is on everyone’s mind.  I don’t even like to read the paper anymore.  I don’t like to listen to the news.  Our business is doing okay.  But the business climate is negative right now.  Where that’s going to go, no one really knows.  We don’t have any control over that, so we just have to do our job as best as we can do it.  Make sure we’re controlling our costs, and make sure we’re protecting our assets, and hope that we’ll be emerging from this slowdown sooner rather than later.  Frankly, if we do that job, when we emerge from this, we’ll be better positioned than many of our competitors to take advantage of subsequent growth in the economy.

Increasing costs is another threat.  This has been an interesting time.  Last year our fuel costs went through the roof.  We all saw that at the pump with our own cars.  I drove by a gas station this morning - $1.65 a gallon — who knew?  How do you manage that kind of wild fluctuation in commodities?  Coffee is the same thing.  We’ll talk a little bit more about that later, but this is a time when we have to be careful with our costs, careful with our operations, protect our assets and make sure that as this economy starts to strengthen again, we will be at the head of the pack to take advantage of that growth.

The shrinking segment for independents is one of the challenges we face.  For the last several years Farmer Bros. has focused on the independent operator.  It has been a higher margin business than the national accounts.  It has been real bread and butter business for Farmer Bros.  Now that segment is shrinking.  As the independents get pressure from both national and regional restaurant chains, as the economy gets tougher, that segment is under tremendous pressure.  So I think it’s in our interest not to abandon them.  They’ll still be our core but we need to expand our horizons so that we have other customers and have a broader base to grow our business and so that we’re not trying to sell harder and harder to a smaller and smaller market.

There’s competitive pressure from broadline distributors.  Every Sysco, every U.S. Foods Service, every Gordon salesman wants to try to get that account to switch to their coffee from our coffee.  That gets back to some of our strengths in that piece of the business where we know our customers personally and they rely on us.  And they don’t just rely on us for the commodity because if they just relied on us for the commodity in these times, they might be likely to say, “Hey, the Sysco guys are going to give me coffee a few cents a pound cheaper, I’ll take it from them.”  But they won’t do that because they have come to rely on the support and the services we provide them as their overall service provider, not just their product provider.

So, we’ve been through the mission statement and the goals and the strengths, weaknesses, opportunities and threats.  Now we’re going to talk about the strategies.  So here are five key strategies:

1.             Leverage our strength, which is knowledge and experience in the DSD coffee and allied business, through geographic expansion and enhanced product offerings and expanded service.  Now this is the long way of saying, “Build on what Mr. Farmer founded.”  Build on those strengths.  Enhance them where we can.  Take costs out of the system where we can, but acknowledge that our strengths are why we are where we are today.  Because of that vision and because of that foresight.  That’s our core strategy, our number one strategy to build on who we are.

2.             Exploit the growth opportunities in national and chain accounts.  We talked about the independents’ segment shrinking.  National food service is taking a bigger piece of the pie so we have to play in that channel.  We have to figure out a way to be in there, to analyze the customers, make sure we’re making a profit.  It will be lower margin business, but it should have lower costs.  To make money at it, we need to have the capabilities and the know-how to penetrate that channel.

3.             You have to be world class manufacturer to do what we do.  And to be a world class manufacturer, you have to be sure that your costs and your efficiencies are as good as anybody’s in the industry.  We’re committed to making that happen.  We’re investing a considerable amount of capital in our plan; we’re enhancing everything: materials handling equipment, new roasters, some new packaging machines, some new freshness enhancing capabilities in our plant.  We’re measuring our operations and benchmarking against the best.  If we’re not the best, then somebody’s going to take advantage of us.  If our costs go down, then we can take on these larger customers and still make the margin that we need to make a good profit for our shareholders.

4.             Enhance our organizational resources to support aggressive growth.  If you’re going to grow fast, our people must take on new responsibilities.  We already talked about this, and investing in our people by providing them the training and the skills and the tools to do their job is critical.  If you get back to that very first slide… our most important resource is our people.  Let’s make sure that our people are equipped to go into battle with skills as good as anybody’s in this industry.

5.             Improve our asset utilization.  We have a plan here.  One of the things that every company ought to look at is making sure that its inventories are at the right level.  We provide service to the customer, never be out of product, but we don’t want to have too much either.  We have to supply our customers in the most efficient way that we possibly can.

So what have we done in 2008?  Well, for the first time in several years our units sold increased.  Our overall sales increased too.  Some of that was price increases, but our unit sales did increase.  While it was only 2%, this is an important step.  This we hope is the bottom of that curve.  With some of the things we see going on, we think this is only going to go up.  We increased the pounds of coffee we roasted in the Torrance plant for the first time in about fifteen years.  We talked about capacity.  We want more capacity. We’re ordering more roasters. We have greater flexibility and that change is a big change.  It’s a big step.  I told you we have been working on developing a team to go after national accounts.  And at Farmer Bros. our national account sales have been increasing.  They increased about $3 million over the year.  And so we’re making some penetration, but it’s a long sales cycle in some of these accounts.  A lot of these accounts have contractual relationships with other suppliers.  Those contracts have to expire.  We have to get in line, but we’re making progress.  Plans are underway to reduce distribution and supply chain costs.  We are getting some new roasters.  I think the newest one out there now is from the 80’s.  They’re really efficient, but they need to be upgraded.  One of the things that changed dramatically at Farmer Bros. over the years is that the number of coffee products that we make has gone up significantly.  The kinds of coffee products we make has gone up significantly over the years.  The roasters we have aren’t appropriate for some of the products either because the quantities are too low or the runs are too short or the type of coffee is wrong.  So what have we done in the past?  We’ve outsourced it to a competitor to roast for us.  Well that doesn’t make any sense.  We ought to be able to do it ourselves.  We have assessed our roasting capabilities and, we’re going to keep our core roasters.  They’re going to still be the work horses of the plant here.  We’re going to upgrade some of the systems controls, and are going to add a couple of new roasters to give us greater flexibility to do all our roasting here, not let a competitor do it, and do it ourselves in the most efficient way possible.

Branch expansion.  It gets back to that geographical expansion opportunity.  We opened in Charlotte, North Carolina.  Now we didn’t just say, “Hey, let’s just drive to Charlotte. That will be fun to send somebody across the country.”  We had a significant new customer back there and a couple of others.  So we put in an outpost to take care of them.  And that’s the way Farmer Bros. has always expanded.  They’ve expanded by following their customers.  We hope to expand farther around that.  In a moment we’ll talk more about how that’s going to work.

Let’s talk a little bit about CBI.  We told everybody last year that we invested $22 million to buy it and now an additional $15 million in redoing their plant.  They have their own set of corporate initiatives to penetrate new markets.  Again, CBI, just to refresh briefly, is specialty coffee.  Eighty percent their business is private brands for large national companies.  If you want to try some of their coffee, all you have to do is go down the street to Target and try some of the Archer Farms product because that’s now done by Farmer Bros. through CBI.  Their sales complement Farmer Bros.’  We can roast for some of their accounts.  One of the reasons we’re up in pounds at Torrance is CBI sells Pilot Travel Centers around the country.  All of that coffee is being roasted here in our plant while they manage the account.  It’s been a great win for both companies.

It is CBI’s goal and Farmer Bros. goal as well, to achieve low cost producer status by category.  In their specialty category, roasting is not as efficient as Farmer Bros.’ continuous roasters, but CBI’s cost needs to be lower than any of their competitors.  As a quick highlight, we built, designed and moved CBI into a 125,000 square foot facility doubling CBI’s capacity.  Is was named this year the top food vendor of all the food vendors in the country for Target.  CBI was elected vendor of the year for the support, the product, the quality that they gave to the Target business.  We built the national account sales team, and generated 2 million new pounds into Torrance and a million and a half new pounds into Portland as a result of that.  We have a strong pipeline of new customers that we expect to come online.  We worked hard to integrate CBI’s back of the house operations with Farmer Bros.’  We still have some more work to do, but it’s coming along well.  When it is all integrated, that will help reduce the overhead costs to control all of our business.

Here are some pictures.  This is the picture of the new roasters in the CBI plant.  When they opened the new plant, they bought one new roaster and they reconditioned some of their existing roasters.  These are batch roasters, unlike the continuous roasters use here at Farmer Bros.  They do large batches in pretty high quantities that allows them to do the smaller runs of products that their specialty products require.  Here is another picture of one of their batch roasters.  Here’s a picture from the offices, looking out onto the warehouse floor.  At the top of the screen are all the packaging lines.  This plant is really a state of the art plant.  Once the coffee, the green coffee is dumped into the silos, it’s not touched again until it comes off the packaging line.  It is carried by conveyor to silos, to blending silos, to roasters, to degassing silos, to packaging lines, out of packing lines, off the end, put in the warehouse without anybody having to touch or move the product.  They are already seeing significant decreases in the direct cost of producing a pound of coffee, which is the objective and the goal, to be able to be in this sector.

We had some challenges in 2008.  Commodity prices were all over the place.  Coffee went as high as $1.70 a pound and is trading at about $1.10 a pound today.  And it’s fluctuating all over the place.  It creates challenges internally of deciding how far out to purchase, how far out to guarantee price, whether or not to hedge, know how to manage our inventory.  This takes a lot of time and a lot of effort, and the swings in the economy have been challenging.

Oil went to $147 a barrel.  It’s at what?  $40 a barrel now, $42, $43?  Who knew?  I mean, how many people said last year, “It’s never going to come back down again”?  Well, supply and demand work in interesting ways.  We had margin pressure from aggressive competition.  Everybody’s trying to reduce costs, and all our customers are trying to get us to reduce their costs, and our competitors are trying to get our customers.  So it’s been a challenging environment.

We talked about the longer sales cycle for larger customers and our investment in plant and equipment that we had to make.  Capital upgrades don’t happen overnight. It takes time.  Our new roasters are coming in after the first of the year, and will probably be in by June.  That is a major effort because it’s not only buying the roasters, it’s not just buying a roaster and plugging it in.  We have to reconstruct a place in the plant for them, integrate them in all the coffee handling systems that we have to make sure they work right.  And most importantly, not disrupt our existing business.

That’s a highlight of Farmer Bros.  We talked about our strategy, our goals, our vision.  We talked about the progress we’ve made, and the challenges we have.  And while we were working on organic improvements, all of sudden, along comes this opportunity to essentially meet all of our strategic objectives, not ten years from now, not after years of hard work and investment and diligence on our part, but literally overnight.  And again, harken back to our strategies:  expand our national presence.  Become the preeminent roaster with all the brands and the products that our customers need.  Add products.  Add services that our customers have available.  Create a service network nationally that is second to none.  All of a sudden this becomes available.  Literally for the past nine months, this has been one of the primary focuses of all our efforts because we recognize the key strategic value of doing this.  Let’s work through some of the key details.

Here’s the profile of the Sara Lee DSD acquisition:  It’s over 20,000 new customers; it’s over $200 million in revenue, essentially doubling the size of Farmer Bros.; it’s a strong sales organization.  They do what we do.  They have branches, they have route sales, they have regional sales; they’re talking to the same customers.  Some of the customer profiles are different.  They have a stronger presence than Farmer Bros. in gaming, in hospitality and in some other areas.  We have a stronger focus on the independent operator and down the street sales.  But it’s so similar that it’s eerie in terms of the kinds of business. Superior Coffee, which is the foundation of the Sara Lee DSD business, started right around the time that Farmer Bros. started back at the turn of the century.  So they have long traditions, long history, and long term development of their core base, their business.  They have 62 existing branches compared to the Farmer Bros. network of about 100 branches.  Two plants come with this acquisition.  These are plants we will own, a plant in Houston, Texas and we’ll show you pictures and talk about details of that plant, and a plant in Oklahoma City, Oklahoma.

Equipment and Service Force.  You know, one the greatest assets we talked about earlier for Farmer Bros. is our ability to not only provide equipment, but to service it, to make sure our customer’s equipment is working properly so that the ultimate consumer gets the perfect cup of coffee.  Nobody else does that.  We were trying to figure out before Sara Lee came along, how do we expand our service capability and make it a national coverage so that we can go to any national customer and say, “Not only can we do your products, we can do your service.”  Doing it organically, within Farmer Bros., would have a big expense.  You have to hire people, you have to build refurbishment centers, you have to train the people, you have to get the customers, you have to get the revenue.  And so, frankly, it was pretty daunting to figure out how to do that, especially in the short term.  With this transaction, we have 48 states service coverage.  We will have trained technicians, and we have tremendous support both from our Brewmatic Division, as well as from the current Sara Lee equipment provider to provide the training and equipment and parts so that literally, overnight, we will become the only national coffee equipment service provider in this country.

Assets.  We bought plants, inventory, equipment, branches, and  trucks, everything comes as part of this transaction.  Now, if you think for a minute, if we tried to do this on our own . . . .  Remember our strategy to get national coverage.  If we went out and opened 62 branches, hired 800 people, built a new plant or two new plants, invested in the trucks to support them and then went out and tried to find 20,000 customers to support that investment, imagine how long that would take and how costly it would be before we were able to achieve what we were able to achieve with this transaction – literally overnight.

Purchase Price.  The total purchase price you saw at the bottom of the slide, and which was announced, but just to reemphasize, is $45 million for all of those assets.  Here’s the Houston plant. This was actually an older coffee plant.  It was a Folgers plant originally and then a Continental Coffee plant then a Sara Lee plant when Sara Lee bought Continental Coffee.  It is about the same size, in terms of the roasting plant as our Torrance coffee plant. Manufacturing is 250,000 square feet, warehousing is 102,000 square feet, and here’s the beauty: their core roasters, are the same ones we’ve got.  Same R-21 Continuous Roasters that we have here.  Now they’ve invested some more money in theirs like we are now this year in upgrading controls and systems, but we know how to operate those roasters.  We know how to roast our coffee.  And that’s exactly the kind of coffee roasting and blending that they’re doing in this Houston plant.

Oklahoma City Spice Plant and Distribution Center.  This is a picture of the spice blending plant, almost identical to what we have out here.  They bring the raw materials in, blend them, package them, grind them, and ship them mostly under the Cain’s label.  Cain’s was a company that Sara Lee acquired as part of their Superior Coffee business.  It’s regional to Oklahoma, Texas and some other states in the southwest.  A very strong, very well known brand.  In fact, Walmart is one of the biggest sellers of Cain’s Spices.  Not around the country, just in that market, it is such a well known brand.  And we’re getting that brand.  That becomes one of our brands.  Remember the earlier discussion of one of our weaknesses, a long supply chain to the east coast.  Well now think of both these plants which have distributions centers.  They’re halfway across the country.  So think about the opportunities we will have to rationalize where we’re manufacturing.  It it’s for the midwest and the east, maybe it should be made in Oklahoma and Texas.  If it’s for California and the west, maybe whatever is made there should be moved here to Torrance.  Shrink the supply chain, reduce the costs and be able to be more competitive than anybody else in the marketplace.

So here’s a pictorial view.  This slide shows Farmer Bros. current DSD branches.  These are the places we are now, you see where we stop.  You know other than Charlotte, when you go out to Illinois and Indiana, that’s our outpost.  Okay, next slide.  Here are Sara Lee’s DSD branches.  See the areas that they fill in for us.  Combined, we’re nation-wide.  We’re in all 48 states, we have coverage everywhere our customers are, and we have the ability to maximize the supply chain efficiencies throughout that area. With new distribution centers and new manufacturing plants, we can take advantage and become not only the preeminent DSD supplier, but the most efficient and most profitable DSD supplier.

There are integration opportunities.  These will not happen overnight.  These are going to happen after months of hard work in pulling these companies together and pulling the cultures together.  We’ll talk a little bit more about that and why that’s a real positive of this transaction.  And getting everybody working toward the same goals and objectives.

Branch Warehouse and Route Combinations.  Now, in many of those markets you saw on those slides, we might have branches literally down the street from one another.  We don’t necessarily want to reduce the number of routes because they have different customers, and we have different customers.  Where we clearly don’t need two warehouses, we can combine them into one warehouse.  In some cases, we can combine some routes that are small routes into bigger routes, get some route efficiencies.

Equipment Service Operations.  We’re getting over 80 equipment service technicians that are coming to Farmer Bros. as part of this, and they will cover the parts of the country that we don’t cover.

Overhead. We have corporate expenses.  Every company has corporate expenses.  If we’re doubling our size, we’re nowhere near doubling our corporate expenses.  The overall expense will be spread over a much larger base and as a percent of our sales, our corporate costs should come down.

Product Cost Selling.  We don’t sell all the identical products that Sara Lee DSD does.  There are a lot of similarities, certainly in the coffee items.  But as part of this transaction, we’re getting ten core brands.  And we want to capitalize on those brands.  Superior Coffee is a well known brand.  We compete with them every day in the marketplace.  Cain’s Coffee,  Metropolitan Coffee, Wexler, Previca, some other brands that are really well known in the industry.  They’ll be part of our portfolio that we can offer our customers.  Customers have preferences.  If we have all the choices, then we can meet the needs of that customer better than anybody else.  Now, Sara Lee does sell some things we don’t sell and vice versa.  They sell a lot more liquid coffee.  Douwe Egberts is the Sara Lee brand that we will sell.  We have the opportunity to use that expertise to grow the Farmer Bros. side of the business in the liquid where we see some real growth opportunities.  They sell some sauces and dressings that we don’t sell to a lot of food service customers.  BBQ sauces, things like that, and we’ll be exploring opportunities to add both lines to all the branches.

We sell some things they don’t sell.  We sell some spice products, some other allied products that Sara Lee doesn’t sell and the same complementary effect applies.  One of the big challenges will be to look at the assortment from both companies, take what we need for both companies and then sell that larger assortment to all our customers.

Allied Product Manufacturing.  Here’s a longer term exciting opportunity.  We do about, I think, 7 million pounds of cappuccino and cocoas out here in Torrance.  CBI buys about 5 million pounds of cappuccino and related products from a third party.  Sara Lee buys from the third party about 7 or 8 million pounds of cappuccino and related products.  We will evaluate the possibility of producing this all in house at a single facility which could give us cost and control advantages in a growing segment of the market.

Supply Chain and Logistics.  When we evaluated this business, we looked hard at this item.   We wanted to be conservative because sometimes projections don’t come true.  So for purposes of our financial mode, we didn’t put in one dollar of savings from being able to ship from Houston instead of Torrance to the midwest.  But we know there are real, potentially large savings there.  We also know that it’s going to take a lot of work to figure out the logistics.  That’s something we’ll be focused on.

Customer Benefits.  Our customers are the heart of our business.  This acquisition will help us serve them better.  We lost some customers because we weren’t national.  We lost a potential customer last year because they said, “You know, you’re in California with one plant.  What happens if you have an earthquake?  We can’t afford a disruption.  Who is your back up?”   Well, now all those excuses go out the window.  We’ve got three plants, four actually, when you look at Oklahoma City.  We have a CBI plant in Portland, a Houston plant, a Torrance plant, and an Oklahoma City plant.  Every customer should be assured that no matter what happens in any part of the country, we will be able to provide that customer with the products and services they need.

The branches and route coverage will be national.  Product portfolios include over ten key food service brands.  The brands we’re buying have great equity in the foodservice business.  We know because we’ve been competing with them for 100 years.  And now they are ours.  This portfolio of brands is something we can take to the customers, it’s what the customers want.  And if we have a greater selection than anybody else, we should be in a better position than anybody else.  We’re going to have over 1,000 trained route sales and service people servicing our customers.  No competitor has anywhere near that kind of resources to serve all kinds of customers and meet their needs.

With our services, product variety, training, and brands we’re in the position to go to our customers and not just sell them a commodity, but to train them how to use our equipment too, train them how to market the product, and show them how to sell the items in their environment.  If our customers are successful, we’re going to grow, and we’re going to be successful.

So in summary, I laid out our strategy as to where we’re going and why before we talked about the Sara Lee transaction.  Sara Lee DSD is literally the perfect match for us.  It gives us national geographic presence, economies of scale throughout the organization, a portfolio of the strongest brands including service coffee, an ongoing partnership with Sara Lee.  We’re going to be there.  They didn’t sell us Douwe Egberts liquid coffee.  We are, however, going to be their largest distributor and they have agreed to partner with us with all of their other direct accounts to offer the DSD solution to those accounts where accounts want it.  For those of you who have been in this business, you know not every customer wants a Sysco or a U.S. Foodservice delivering their coffee, no matter how big they are.  Customers appreciate what we offer.  They appreciate that close touch, that service, that knowledge, that expertise that we bring.  Now we’re in a position really to recapture a lot of customers who, for whatever reason, might have converted to a national distributor and bring them back to our business because we can do it efficiently, they recognize the value and now we have the resources to meet all their needs.

Organizational Strengths.  The entire Sara Lee DSD division is coming to Farmer Bros.  That includes, not only the branch and route people and service people, but the management personnel.  Over the last nine months, we’ve gotten to know these people.

We’ve worked side by side with them literally for four months in pulling together the transaction.  It was a complicated transaction because at Sara Lee, DSD was not a discrete business; it was a carve-out of a carve-out.  Sara Lee had reorganized, put their coffee in a division along side their meat and bakery but then ran DSD with separate management.  There was rivalry between DSD and their non-DSD coffee business.  We e worked side by side with key DSD management people.  They are really excited about the opportunity to bring their skills and expertise into the Farmer Bros. organization and to work together with us to build this, realize the opportunities that we have in bringing this together.  If we can add their 100 years of experience, in the same business we’re in, to our 100 years of knowledge and expertise, we’re going to be a powerhouse.  So I’m really excited that essentially all their organization has agreed to come and be part of this transaction.  We’re all excited about being part of the number one DSD coffee and allied business in this country.

So in summary, this has been a year of progress.  We have great new opportunities.  It’s a year where we were always keeping our eye on the economy, doing our best to manage our costs, hope for the best and plan for the worst, to weather the storm.  And it is a storm today.  It would be pointless to deny that.  We need to weather it, but we can’t take our eye off our longer term strategic opportunities to position ourselves for the future because there will be a future and we’re going to be a key part of that future in this business.  So we have a bright future building on the strengths of our past.  And that’s the story of Farmer Bros.  Our past, the vision of our founders, is providing the platform upon which we can grow and take advantage of what they bequeathed us.  We will be great stewards of that legacy in a way that allows us to grow our business, be proud of what we do, and be proud to be part of Farmer Bros. whether we’re employees, whether we are customers or whether we are Shareholders of Farmer Bros. We’re all in this together and our future will be something that we should all look forward to sharing in.  Thanks very much everyone.”

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